Exhibit 10.1

FORBEARANCE AGREEMENT –AMENDMENT NO. 1

THIS AMENDMENT NO. 1 dated as of June 6, 2016 (this “Amendment No. 1”) to the FORBEARANCE AGREEMENT dated as of May 11, 2016 (the “Forbearance Agreement”), is entered into by and among KEY ENERGY SERVICES, INC., a Maryland corporation (the “Borrower”), each of the guarantors party hereto (the “Guarantors”), each of the lenders party hereto (the “Consenting Lenders” and collectively with each other lender under the Credit Agreement (as defined below), the “Lenders”) and CORTLAND CAPITAL MARKET SERVICES LLC, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent” and collectively with the Borrower, the Guarantors and the Lenders, the “Parties”)

WHEREAS, the Parties desire to amend the Forbearance Agreement to extend the term of the Forbearance Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement or the Forbearance Agreement, as applicable. Unless otherwise indicated, all section references in this Amendment No. 1 refer to sections of the Credit Agreement.

Section 2. Forbearance. Section 2.1 of the Forbearance Agreement is hereby amended and replaced in its entirety as follows:

“The “Forbearance Period” shall commence on the Effective Time, and shall terminate immediately and automatically upon the earliest to occur of (i) June 20, 2016, at 11:59 p.m. New York time (the “Forbearance Termination Date”) and (ii) the termination of this Forbearance pursuant to Section 2.3 below.”

Section 3. Conditions to Effectiveness of this Amendment No. 1.

This Amendment No. 1 shall become effective (the date of such effectiveness being referred to herein as the “Effective Time”) upon (i) the Administrative Agent having received from the Borrower, the Guarantors and the Consenting Lenders sufficient to constitute the Required Lenders, counterparts of this Amendment No. 1 signed on behalf of such Person, (ii) execution of this Amendment No. 1 by the Administrative Agent and, (iii) receipt by the Administrative Agent of $2.5 million in cash (the “Forbearance Payment”), which payment shall be applied to prepay $2,457,321.11 in outstanding principal and $42,678.89 in accrued and unpaid interest on such principal amount of the loans outstanding under the Credit Agreement in accordance with Section 5.3.1 of the Credit Agreement. As of the Effective Time, notwithstanding any provision to the contrary in the Credit Agreement, (a) the Consenting Lenders, who constitute Required Lenders under the Credit Agreement, hereby irrevocably waive and direct the Administrative Agent to waive, (1) payment of the Applicable Premium in respect of the Forbearance Payment and (2) the requirement that the Borrower provide three business days’ notice prior to any prepayment of any LIBOR Loans in connection with the Forbearance Payment and (b) the Borrower hereby irrevocably agrees to waive its right to apply the Forbearance Payment to the principal repayment installments set forth in Section 5.2.1 of the Credit Agreement prior to the Maturity Date.

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Section 4. Miscellaneous

4.1 Counterparts. This Amendment No. 1 may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment No. 1 by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

4.2 GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first written above.

BORROWER:	KEY ENERGY SERVICES, INC.

	By:	/s/ J. Marshall Dodson
	Name:	J. Marshall Dodson
	Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:	KEY ENERGY SERVICES, LLC

	By:	/s/ J. Marshall Dodson
	Name:	J. Marshall Dodson
	Title:	Senior Vice President and Chief Financial Officer

KEY ENERGY MEXICO, LLC

By:	/s/ J. Marshall Dodson
Name:	J. Marshall Dodson
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to Forbearance Agreement]

ADMINISTRATIVE AGENT:	CORTLAND CAPITAL MARKET SERVICES, LLC as the Administrative Agent

	By:	/s/ Emily Ergang Pappas
	Name:	Emily Ergang Pappas
	Title:	Associate Counsel

[Signature Page to Amendment No. 1 to Forbearance Agreement]

LENDERS:	DW CATALYST MASTER FUND, LTD., individually as a Lender

	By:	DW Partners, LP, its investment manager

	By:	/s/ Shawn Singh
	Name:	Shawn Singh
	Title:	General Counsel

[Signature Page to Amendment No. 1 to Forbearance Agreement]

MURRAY HILL FUNDING ulc, individually as a Lender

By:	/s/ Mobasharul Islam
Name:	Mobasharul Islam
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Forbearance Agreement]

CERBERUS ASRS FUNDING LLC, as a Lender

By:	/s/ Kevin P. Genda
Name:	Kevin P. Genda
Title:	Vice President

CERBERUS AUS LEVERED II LP as a Lender

By:	CAL II GP LLC
Its:	General Partner

By:	/s/ Kevin P. Genda
Name:	Kevin P. Genda
Title:	Vice President

CERBERUS ICQ LEVERED LLC, as a Lender

By:	/s/ Kevin P. Genda
Name:	Kevin P. Genda
Title:	Vice President

CERBERUS KRS LEVERED LLC, as a Lender

By:	/s/ Kevin P. Genda
Name:	Kevin P. Genda
Title:	Vice President

CERBERUS N-1 FUNDING LLC, as a Lender

By:	/s/ Kevin P. Genda
Name:	Kevin P. Genda
Title:	Vice President

CERBERUS OFFSHORE LEVERED II LP as a Lender

By:	COL II GP LLC
Its:	General Partner

By:	/s/ Kevin P. Genda
Name:	Kevin P. Genda
Title:	Vice President

[Signature Page to Amendment No. 1 to Forbearance Agreement]

CERBERUS SWC LEVERED LOAN OPPORTUNITIES MASTER FUND, L.P. as a Lender

By:	Cerberus SWC Levered Opportunities GP, LLC
Its:	General Partner

By:	/s/ Kevin P. Genda
Name:	Kevin P. Genda
Title:	Senior Managing Director

[Signature Page to Amendment No. 1 to Forbearance Agreement]

TAO FUND LLC, as a Lender

By:	/s/ David Stiepteman
Name:	David Stiepteman
Title:	Vice President

TPG SPECIALTY LENDING, INC, as a Lender

By:	/s/ Josh Easterly
Name:	Josh Easterly
Title:	Co-Chief Executive Officer

[Signature Page to Amendment No. 1 to Forbearance Agreement]

TENNENBAUM ENERGY

OPPORTUNITIES CO., LLC

TENNENBAUM ENHANCED YIELD OPERATING I, LLC

TENNENBAUM SENIOR LOAN FUND V, LLC

TENNENBAUM SENIOR LOAN

FUNDING III, LLC

TENNENBAUM SENIOR LOAN SPV, LLC,

as Lenders

On behalf of each of the above entities:

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ David
Name:	David
Title:	Partner

[Signature Page to Amendment No. 1 to Forbearance Agreement]

BLUE MOUNTAIN SUMMIT TRADING L.P., as a Lender

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

[Signature Page to Amendment No. 1 to Forbearance Agreement]

BLT 13 LLC, as a Lender

By:	/s/ Michael Wotanowski
Name:	Michael Wotanowski
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Forbearance Agreement]

CONTRARIAN CAPITAL MANAGEMENT, L.L.C., as Lenders

On behalf of various managed accounts and affiliated entities

By:	/s/ Jon Bauer
Name:	Jon Bauer
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Forbearance Agreement]

QPB HOLDINGS LTD., as a Lender

By:	/s/ Thomas L. O’Grady
Name:	Thomas L. O’Grady
Title:	Attorney-in-Fact

[Signature Page to Amendment No. 1 to Forbearance Agreement]

SPCP GROUP, LLC, as a Lender

By:	/s/ Michael A. Gatto
Name:	Michael A. Gatto
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Forbearance Agreement]

SPECIAL SITUATIONS INVESTING GROUP, INC., as a Lender

By:	/s/ Daniel S. Oneglia
Name:	Daniel S. Oneglia
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Forbearance Agreement]

WHITEBOX CREDIT PARTNERS, LP, WHITEBOX MULTI-STRATEGY PARTNERS, LP WHITEBOX RELATIVE VALUE PARTNERS, LP, as Lenders

On behalf of each of the above entities:

By:	Whitebox Advisors LLC
Its:	Investment Manager

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	General Counsel & Chief Operating Officer, Whitebox Advisors LLC

[Signature Page to Amendment No. 1 to Forbearance Agreement]